UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2017

TERAFOX CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-200675	36-4817186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

R24 Flat C 5/F

Wah Mow Factory Building

5-7 Ng Fong Street, San Po Kang

Kowloon, Hong Kong

(Address of Principal Executive Offices)

+852 9560 0946

 (Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 9, 2017, our majority stockholder, holding 85.30% of our outstanding voting securities (“Majority Shareholder”), executed written consent approving the following corporate action (“Corporate Action”):

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Amend our Articles of Incorporation to change the name of the Corporation from Terafox Corp. to Star Wealth Group Inc.,

The Corporate Action was adopted by written consent of our sole Director on October 6, 2017, and the sole Director recommended that the Corporate Action be presented to our shareholders for approval.

The Company intends to immediately file an Issuer Company-Related Action Notification Form with FINRA to reflect the Corporate Action and to request a voluntary symbol change. At or after the filing with FINRA, the Company will file an Amendment to its Articles of Incorporation to reflect the Corporate Action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERAFOX CORP.

(Registrant)

/s/ Bum Chul Kim

Bum Chul Kim

Chief Executive Officer

Date: October 13, 2017

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